Exhibit 99.1

REVLON TO ACQUIRE ELIZABETH ARDEN FOR $14.00 PER SHARE IN ALL-CASH TRANSACTION

Highly Complementary Transaction Combines Two Iconic Brand Portfolios,
Creating Leading Global Beauty Company with Enhanced Sales and Earnings Growth Profile

Combined Company to Benefit from Greater Scale, Expanded Global Footprint and
Diversified Presence Across All Major Beauty Categories and Channels

Building on Strong Growth, Revlon Provides Standalone Net Sales and Adjusted EBITDA Guidance for 2016

NEW YORK--(BUSINESS WIRE)--June 16, 2016--Revlon, Inc. (NYSE: REV) and Elizabeth Arden, Inc. (NASDAQ: RDEN) today announced that they have signed a definitive agreement under which Revlon will acquire all of the outstanding shares of Elizabeth Arden for $14.00 per share in cash, representing an enterprise value for Elizabeth Arden of approximately $870 million.

By bringing together two highly complementary, iconic brand portfolios, Revlon will benefit from greater scale, an expanded global footprint, and a significant presence across all major beauty channels and categories, including the addition of Elizabeth Arden’s growing prestige skin care, color cosmetics and fragrances.  The combination will leverage Revlon’s scale across major vendors and manufacturing partners, improving distribution and procurement. Cost synergies of approximately $140 million are expected to be achieved through the elimination of duplicative activities, leveraging purchasing scale, and optimizing the manufacturing and distribution networks of the combined company.  The companies anticipate that they will achieve additional growth opportunities in both sales channels and geographies.

STRATEGIC BENEFITS
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Expanded Category Mix: Revlon’s strength and expertise in color cosmetics, hair care, men’s grooming, antiperspirants, deodorants and beauty tools will be complemented by the addition of Elizabeth Arden’s world-class portfolio of licensed prestige fragrances and the internationally recognized line of Elizabeth Arden-branded prestige skin care, color cosmetics and fragrance products, highly profitable categories that are key to future industry growth.

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Channel Diversification: Elizabeth Arden’s strong global reach in prestige distribution and travel retail will complement Revlon’s strength in mass and salons, strongly positioning the combined company in all key beauty channels.

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Broader Geographic Footprint: Revlon currently sells its products in approximately 130 countries. With Elizabeth Arden’s presence in important international growth regions, including Asia Pacific, the combined company will be better positioned to compete globally.

Fabian Garcia, President and Chief Executive Officer of Revlon, Inc., said: “This acquisition is strategically and financially compelling. Elizabeth Arden and Revlon are both known for their iconic brands, entrepreneurial spirit and commitment to innovation, quality and excellence.  Revlon plans to build upon Elizabeth Arden’s ongoing transformation by further enhancing the brand, with even more vibrant and relevant product development and marketing, while carefully preserving its unique heritage within prestige. Combining our brands, talent, and global distribution will give our company a significant presence in all major channels and categories, while accelerating sales growth in existing and new geographic regions.  We look forward to bringing together our two top-notch teams to form a global leader in beauty.”

E. Scott Beattie, Chairman, President and Chief Executive Officer of Elizabeth Arden, said: “We believe this is a compelling transaction that delivers certain value to our shareholders, while recognizing the unique equity in the Elizabeth Arden brand, our impressive fragrance portfolio and global footprint, as well as the positive momentum and growth potential for our business. We look forward to working with the Revlon leadership team to create a leading global beauty company, able to provide accelerated growth for the Elizabeth Arden-branded products as well as our prestige licensed fragrance portfolio, and broader opportunities for many of our employees.”

TRANSACTION DETAILS
Under the terms of the agreement, Revlon will acquire all of the outstanding shares of Elizabeth Arden for $14.00 per share in cash, which represents a 50% premium over Elizabeth Arden’s closing share price of $9.31 on June 16, 2016. The transaction, including repayment of Elizabeth Arden debt and preferred stock, implies an enterprise value for Elizabeth Arden of approximately $870 million.

BofA Merrill Lynch and Citigroup Global Markets Inc. have committed approximately $2.6 billion of financing to fund the acquisition and refinance Elizabeth Arden’s existing debt, as well as Revlon’s existing bank term loan and revolving credit facility.  Revlon’s existing senior notes will remain outstanding.  Assuming full realization of expected multi-year synergies and cost reductions of approximately $140 million, Revlon expects pro forma leverage will be approximately 4.2x Net Debt/Adjusted EBITDA by the end of 2016. The combined company will be well positioned to de-lever based on its anticipated strong cash flow.

Scott Beattie is committed to executing on Elizabeth Arden’s business plans and it is expected that he will join Revlon’s Board of Directors as non-executive Vice Chairman. He will also serve as a senior advisor to Fabian Garcia, Revlon’s President and CEO, to ensure a successful integration and transition. The transaction has been unanimously approved by both Revlon’s and Elizabeth Arden’s Boards of Directors.  Rhone Capital LLC, which holds approximately 14% of Elizabeth Arden’s outstanding shares of common stock and 20% of Elizabeth Arden’s voting interests, and Mr. Beattie, who holds approximately 4% of Elizabeth Arden’s outstanding shares of common stock, have signed voting agreements in support of the transaction. Revlon and Elizabeth Arden expect the transaction, which is subject to approval by Elizabeth Arden’s shareholders and regulatory clearances, as well as the satisfaction of customary closing conditions, to close by the end of 2016.

GUIDANCE
In recent quarters, Revlon has enjoyed top-line growth while maintaining a highly competitive Adjusted EBITDA margin and generating significant free cash flow. For 2016, on a standalone constant currency basis, without taking into account the pending acquisition, Revlon expects to generate net sales between $2.0 billion and $2.1 billion, implying a high single-digit growth rate, and between $400 million and $420 million in Adjusted EBITDA.  For the 12 months ending December 31, 2016, the combined company would be expected to have annualized net sales of approximately $3 billion.  Assuming full realization of approximately $140 million of expected multi-year synergies and cost reductions, Adjusted EBITDA for the combined company would be approximately $560 million.

CONFERENCE CALL
Revlon, Inc. and Elizabeth Arden will conduct a joint conference call for the investment community today at 5:30 p.m. ET. The call will be webcast simultaneously at Revlon’s investor relations website www.revloninc.com and at Elizabeth Arden’s investor relations website www.corporate.elizabetharden.com.

The dial-in number for the conference call is (888) 505-4328 and for participants outside the U.S. and Canada, +1 (719) 325-2196.  The conference ID is 2467574.  A telephone replay of the conference call will be available for two weeks.

ADVISORS
Moelis & Company served as lead financial advisor to Revlon. BofA Merrill Lynch and Citi also served as financial advisors to Revlon. Milbank, Tweed, Hadley & McCloy and Paul, Weiss, Rifkind, Wharton & Garrison LLP served as legal counsel to Revlon. Centerview Partners LLC served as financial advisor and Weil, Gotshal & Manges LLP served as legal counsel to Elizabeth Arden for the transaction.

ABOUT REVLON
Revlon is a global beauty company that provides a range of cosmetics, hair color, hair care and hair treatments, beauty tools, men’s grooming products, antiperspirant deodorants, fragrances, skin care, and other beauty care products. Revlon’s Consumer segment global brand portfolio includes Revlon® color cosmetics, Almay® color cosmetics, SinfulColors® color cosmetics, Pure Ice® color cosmetics, Revlon ColorSilk® hair color, Revlon® Beauty Tools, Charlie® fragrances, and Mitchum® antiperspirant deodorants. Revlon’s Professional segment global brand portfolio includes: Revlon Professional®, CND®, including CND’s Shellac® brand 14+ day nail color and Vinylux® weekly nail polish, and American Crew® men’s grooming products. Websites featuring current product and promotional information can be reached at www.revlon.com, www.almay.com, www.mitchum.com, www.revlonprofessional.com, www.americancrew.com and www.cnd.com.

ABOUT ELIZABETH ARDEN
Elizabeth Arden is a global prestige beauty products company with an extensive portfolio of prestige beauty brands sold in over 120 countries. The Company's brand portfolio includes Elizabeth Arden skin care, color and fragrance products; its professional skin care line, Elizabeth Arden PRO; the designer fragrance brands of Juicy Couture, John Varvatos and Wildfox Couture; the heritage fragrance brands of Britney Spears, White Diamonds Elizabeth Taylor, Curve, Giorgio Beverly Hills, Ed Hardy, Jennifer Aniston, Lucky Brand, Paul Sebastian, Halston, Geoffrey Beene, Rocawear, Alfred Sung, White Shoulders and BCBGMAXAZRIA; and the celebrity fragrance brands of Taylor Swift, Nicki Minaj, Mariah Carey and Justin Bieber.

FORWARD-LOOKING STATEMENTS
Statements made in this press release that are not historical facts, including statements about Revlon’s and Elizabeth Arden’s plans, projected financial results and liquidity, strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for Revlon’s and Elizabeth Arden’s ongoing obligations under the U.S. federal securities laws, neither Revlon nor Elizabeth Arden undertakes any obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in expectation of results of operations and liquidity, changes in general U.S. or international economic or industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after this press release. Revlon is providing the financial guidance in this press release to provide investors with certain useful information to assist them with evaluating the acquisition. This information should not be considered in isolation or as a substitute for Revlon’s and Elizabeth Arden’s respective As Reported financial results prepared in accordance with U.S. GAAP. This guidance should be read in conjunction with Revlon’s and Elizabeth Arden’s respective financial statements and related footnotes filed with the SEC. Neither Revlon nor Elizabeth Arden expect to continue to provide financial guidance other than in connection with the pending acquisition and disclaim any obligation to update such information, as noted above. The forward-looking statements in this press release include, without limitation, Revlon’s or Elizabeth Arden’s beliefs, expectations, guidance, focus and/or plans regarding future events, including, without limitation the following: (i) Revlon’s and Elizabeth Arden’s plans to consummate the acquisition and the related financing transactions, as well as the terms and conditions of such transactions, and as to the timing thereof; (ii) the expected strategic and financial benefits of such transactions, including, without limitation, the anticipated synergies and cost reductions; and (iii) the Company’s guidance for 2016, including that for 2016, on a standalone constant currency basis, without taking into account the pending acquisition, Revlon expects to generate net sales between $2.0 billion and $2.1 billion, implying a high single-digit growth rate, and between $400 million and $420 million in Adjusted EBITDA; for the twelve months ending December 31, 2016, the combined company would be expected to have annualized net sales of approximately $3 billion; assuming full realization of approximately $140 million of expected multi-year synergies and cost reductions, Adjusted EBITDA would be approximately $560 million; and that by the end of 2016 combined company Net Debt/Adjusted EBITDA is expected to be 4.2x. Actual results may differ materially from such forward-looking statements for a number of reasons, including as a result of the risks described and other items Revlon’s or Elizabeth Arden’s filings with the SEC, including in Revlon’s and Elizabeth Arden’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2016 (which may be viewed on the SEC’s website at http://www.sec.gov or on Revlon, Inc.’s website at http://www.revloninc.com or on Elizabeth Arden’s website at http://corporate.elizabetharden.com, as applicable). Additional important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: (i) the acquisition not being timely completed, if completed at all; (ii) risks associated with the financing of the transaction; (iii) prior to the completion of the acquisition, Revlon’s or the Elizabeth Arden’s respective businesses experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; (iv) the parties being unable to successfully implement integration strategies or realize the anticipated benefits of the acquisition, including the possibility that the expected synergies and cost reductions from the proposed acquisition will not be realized or will not be realized within the expected time period; and/or (v) difficulties with, delays in or the inability to achieve the Company’s net sales and Adjusted EBITDA guidance for 2016, such as due to, among other things, unanticipated circumstances, trends or events affecting the Company's financial performance, including decreased consumer spending in response to weak economic conditions or weakness in the consumption of beauty-related products; lower than expected acceptance of the Company’s new products; adverse changes in foreign currency exchange rates; decreased sales of the Company's products as a result of increased competitive activities by the Company's competitors; and/or decreased performance by third party suppliers. Factors other than those referred to above could also cause Revlon’s or Elizabeth Arden’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, Revlon’s or Elizabeth Arden’s websites or other websites referenced herein shall not be incorporated by reference into this filing.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
This press release may be deemed solicitation material in respect of the proposed acquisition of Elizabeth Arden by Revlon. In connection with the proposed transaction, Elizabeth Arden will file with the SEC and furnish to Elizabeth Arden’s shareholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, ELIZABETH ARDEN’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE ACQUISITION. Elizabeth Arden’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, Elizabeth Arden’s shareholders may obtain a free copy of Elizabeth Arden’s filings with the SEC from Elizabeth Arden’s website at http://corporate.elizabetharden.com or by directing a request to: Elizabeth Arden, Inc., Secretary, 880 S.W. 145th Avenue, Suite 200, Pembroke Pines, Florida 33027.

The directors, executive officers and certain other members of management and employees of Revlon and Elizabeth Arden may be deemed “participants” in the solicitation of proxies from shareholders of Elizabeth Arden in favor of the proposed acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Elizabeth Arden in connection with the proposed acquisition will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about Elizabeth Arden’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended June 30, 2015 and in its definitive proxy statement filed with the SEC on Schedule 14A. You can find information about Revlon’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ending December 31, 2015 and in its definitive proxy statement filed with the SEC on Schedule 14A.

FOOTNOTES TO PRESS RELEASE
The Company defines EBITDA as income from continuing operations before interest, taxes, depreciation, amortization, gains/losses on foreign currency fluctuations, gains/losses on the early extinguishment of debt and miscellaneous expenses (the foregoing being the “EBITDA Exclusions”). To reflect the impact of non-cash stock compensation expense and certain other non-operating items that are not directly attributable to the Company's underlying operating performance (the “Non-Operating Items”), the Company presents Adjusted EBITDA to exclude these Non-Operating Items. With respect to projected full year 2016 Adjusted EBITDA for each of Revlon on a stand-alone basis and the combined company, we are unable to prepare a quantitative reconciliation to the most directly comparable GAAP measure without unreasonable effort, as, among other things,  certain items that impact these measures, such as adjustments to the provision for income taxes, depreciation of fixed assets, amortization of intangibles, costs related to restructuring actions and interest expense, have not yet occurred, are out of our control and cannot be predicted. Net Debt is defined as total amounts outstanding under third party long-term debt arrangements, less cash and cash equivalents.

CONTACTS
Revlon
For Media:
Sard Verbinnen & Co
George Sard/Stephanie Pillersdorf, 212-687-8080
or
For Investors:
Siobhan Anderson, 212-527-5230
or
Elizabeth Arden
For Media:
ICR
Phil Denning, 646-277-1200
or
For Investors:
Marcey Becker, 212-261-1068
Senior Vice President, Finance